Dreyfus

Municipal Money

Market Fund, Inc.

SEMIANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                        Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Money Market Fund, Inc., covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

When the reporting period began, investors were concerned that prolonged economic growth might cause an acceleration of inflation. At its May meeting, shortly before the six-month reporting period began, the Federal Reserve Board (the "Fed" ) raised short-term interest rates by a relatively large 0.50 percentage point increase in an effort to slow the economy. Subsequently, signs began to emerge that economic growth was slowing. In addition to the moderating effects of the Fed' s previous rate hikes, the U.S. economy has slowed in response to higher energy prices and a weak euro. As a result, short-term tax-exempt rates were relatively stable over the past six months.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the relative safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Municipal Money Market Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended November 30, 2000, Dreyfus Municipal Money Market Fund, Inc. produced an annualized yield of 3.67%. Taking into account the effects of compounding, the fund provided an effective yield of 3.74%.(1)

We attribute the fund' s performance to our relatively long average maturity, which enabled us to lock in then prevailing yields for as long as practical when the U.S. economy began to slow and the Federal Reserve Board (the "Fed") refrained from raising interest rates further.

What is the fund's investment approach?

The fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from issuers throughout the United States and its territories. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate trends.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to
maintain     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

then  current yields for as long as we believe practical. At other times, we try
to   maintain   an  average  maturity  that  reflects  our  view  of  short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by slowing economic growth and the likely end to Fed action toward higher interest rates. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Fed had already raised short-term interest rates three times during the first five months of 2000. However, soon after the six-month reporting period began, evidence began to emerge that the Fed's previous interest-rate hikes may have had the desired effect of slowing the economy. Tax-exempt yields declined modestly when the Fed did not change interest rates at its meetings in June, August, October and November 2000.

As a result of the continuing strength of the U.S. economy, many states and municipalities enjoyed higher tax revenues. This curtailed their need to borrow, resulting in a reduced supply of securities compared to the same period one year earlier. At the same time, demand for tax-exempt money market instruments has been strong from individuals seeking to protect their wealth from stock market volatility. When demand rises and supply falls, yields of existing fixed-income
securities    generally    tend    to    decline.

We maintained the fund' s weighted average maturity at a point we believe is generally longer than the average of most tax-exempt money market funds for most of the reporting period. This helped to protect the fund's yield during periods of increased investor demand and limited new-issue supply. We also extended maturities opportunistically in an effort to help capture short-term yield fluctuations, such as those that typically occur in April and May when many investors redeem short-term tax-exempt money market funds to pay their income taxes. As yields increased during this period, we extended the fund's weighted average maturity again in an effort to help protect its yield.


In addition to managing average maturity, at times we increased our holdings of fixed-rate commercial paper and reduced our holdings of variable rate demand notes (VRDNs), which feature floating rates that are reset daily or weekly. This change was designed to lock in then prevailing yields for as long as practical, without dramatically extending the fund's weighted average maturity.

What is the fund's current strategy?

In our view, yields may fall further if the current economic slowdown continues. Nonetheless, we have begun to allow the fund's average maturity to decline somewhat from its longer than average position. In our opinion, this strategy may allow us to make more funds available for new investments toward year-end, when we believe yields would rise temporarily. Of course, markets, strategy and portfolio composition can change at any time.

December 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

                                                                                              Principal

TAX EXEMPT INVESTMENTS--100.7%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.7%

McIntosh, IDB, EIR, Refunding, VRDN

   (CIBA Specialty) 4.30%, Series E                                                           6,350,000  (a)           6,350,000

ARIZONA--2.2%

Apache County Industrial Development Authority, IDR, VRDN

  (Tuscan Electric Power/Springerville Project) 4.20%, Series B

   (LOC; The Bank of New York)                                                               13,700,000  (a)          13,700,000

Mesa Industrial Development Authority, Industrial Revenue

   VRDN (Discovery Health) 4.15%, Series B
   (Insured; MBIA and LOC; Chase Manhattan Bank)                                              5,800,000  (a)           5,800,000

CALIFORNIA--3.1%

California Higher Education Loan Authority Inc.

  Student Loan Revenue, Refunding

  4.40%, Series A, 6/1/2001

   (LOC; National Westminster Bank)                                                          12,700,000               12,700,000

Student Education Loan Marketing Corporation

  Student Loan Revenue, Refunding, VRDN

   4.25%, Series A (LOC; State Street Bank and Trust Co.)                                    14,000,000  (a)          14,000,000

COLORADO--1.1%

Denver City and County, Airport and Marina Revenue,

  Refunding, VRDN

   4.25%, Series C (Insured; MBIA and LOC; Bank One Corp )                                   10,000,000  (a)          10,000,000

DELAWARE--3.5%

Delaware Economic Development Authority, IDR, Refunding

  VRDN (Deleware Clean Power Project)

   4.35%, Series A (LOC; Motiva Enterprises LLC)                                             30,000,000  (a)          30,000,000

DISTRICT OF COLUMBIA--4.6%

District of Columbia, VRDN:

  College and University Revenue

  (George Washington University) 4.25%

      Series B (Insured; MBIA and LOC; Bank of America)                                      14,000,000  (a)          14,000,000

   GO Notes, Refunding 4.25% Series A-1

      (LOC; Societe Generale)                                                                 6,700,000  (a)           6,700,000

District of Columbia Housing Finance Agency:

   Mortgage Revenue, Refunding 4.35%, Series B, 3/21/2001                                    13,000,000               13,000,000

   SFMR 4.60%, Series E, 7/23/2001                                                            6,000,000                6,000,000

FLORIDA--4.3%

Highllands County Health Facilities Authority, Revenues, VRDN

  (Adventist/Sunbelt Health System):

   4.18%, Series A (LOC; Suntrust Bank)                                                       8,390,000  (a)           8,390,000

   4.20%, Series A (LOC: Bank One Corp. and
      Capital Market Assurance Corp.)                                                         6,000,000  (a)           6,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Miami Dade County, Aviation Revenue, CP

  4.35%, Series A, 12/6/2000

  (LOC: Bayerische Landesbank,

  Morgan Guaranty Trust Co. and

   State Street Bank and Trust Co.)                                                          12,287,000              12,287,000

Miami Dade County Housing Finance Authority, Housing Revenue

  (Home Ownership Mortgage)

   4.80%, Series A-2, 4/16/2001
   (LOC; AIG Funding Inc.)                                                                    5,000,000               5,000,000

Sunshine State Governmental Financing Commission

  Revenue, CP

   4.40%, 3/9/2001 (LOC; Toronto Dominion Bank)                                               6,000,000               6,000,000

GEORGIA--4.3%

Dekalb County Housing Authority, MFHR,VRDN

  (Forest Columbia Apartments Project)

   4.27% (LOC; First Tennessee Bank)                                                          5,000,000  (a)           5,000,000

Dekalb County School District, TAN 4.25%, 12/28/2000                                         15,000,000               14,996,405

Savannah Economic Development Authority

  Industrial Revenue, VRDN

   (Home Depot Project) 4.25%, Series A                                                      17,000,000  (a)          17,000,000

IDAHO--1.2%

Boise Housing Authority, Housing Revenue, BAN

   (Civic Plaza Project) 4.70%, 10/1/2001(Insured; FGIC)                                     10,000,000               10,000,000

ILLINOIS--8.5%

City of Chicago, Sales Tax Revenue, VRDN

   (Merlots) 4.75%, Series AAA
   (Insured; FGIC and LOC; First Union National Bank)                                        10,000,000  (a)          10,000,000

City of Chicago Gas Supply, Industrial Revenue, VRDN

   (Peoples Gas Light and Coke Co.) 4.45%, Series B                                           6,000,000  (a)           6,000,000

Glendale Heights, Multi-Family Revenue, Refunding, VRDN

   (Glendale Lakes Project) 4.15% (LOC; FHLM)                                                10,000,000  (a)          10,000,000

Illinois Development Finance Authority, PCR, VRDN
   (Illinois Power Co.):

      4.25%, Series B (LOC; Morgan Guaranty Trust Co.)                                       10,000,000  (a)          10,000,000

      4.25%, Series C (LOC; Morgan Guaranty Trust Co.)                                       21,800,000  (a)          21,800,000

Illinois Health Facilities Authority, Revenues

   (Evansville Northwestern Corp.) 4.75%, 5/31/2001                                           5,000,000                5,000,000

Lombard, MFHR (Clover Creek)

   4.05%, 12/15/2000 (LOC; Bank One of Arizona)                                               7,100,000                7,100,000

University of Illinois, Revenues, VRDN (Merlots) 3.95%, Series S

   (Insured; MBIA and LOC; First Union National Bank)                                         3,500,000  (a)           3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA--3.9%

Indiana Bond Bank Advanced Funding Program, Revenue

   4.75%, Series A-2, 1/18/2001(LOC; Bank of America)                                        23,500,000               23,517,727

Indianapolis Thermal Energy System, BAN

  5%, Series A, 5/1/2001

   (LOC: Key Bank Inc. and Lasalle National Bank)                                            10,000,000               10,026,493

IOWA--2.7%

Iowa Higher Education Loan Authority

  College and University Revenue, VRDN

   (Loras College Project) 4.20% (LOC; Lasalle National Bank)                                 4,250,000  (a)           4,250,000

Louisa County, PCR, Refunding,VRDN

   (Iowa-Illinois Gas and Electric Co. ) 4.30%, Series A                                     19,500,000  (a)          19,500,000

KANSAS--1.7%

Kansas Development Finance Authority

  Multi-Family Revenue, Refunding, VRDN

  (Chesapeake Apartments Project)

   4.16% (LOC; Federal Home Loan Banks)                                                       5,500,000  (a)           5,500,000

Prairie Village, Multi-Family Revenue, Refunding, VRDN

  (Corinth Place Apartments Project)

   4.35% (LOC; Bank of America)                                                               4,500,000  (a)           4,500,000

Wichita, PCR, Refunding, VRDN

  (CIC Industries Inc. Project) 4.725%

   (LOC; The Bank of New York)                                                                5,000,000  (a)           5,000,000

KENTUCKY--2.9%

Kentucky Govermental Agencies, COP, TRAN

   5.30%, 6/29/2001 (LOC; Fifth Third Bank)                                                   5,000,000                5,022,018

Ohio County, PCR, VRDN (Big Rivers Electric Corp.)

   4.20% (Insured; AMBAC and LOC; Credit Suisse)                                             12,000,000  (a)          12,000,000

Somerset, Industrial Building Revenue

  VRDN (Wonderfuel LLC Project)

   4.45% (LOC; Bank of America)                                                               7,920,000  (a)           7,920,000

LOUISIANA--3.2%

Ascension Parish, Revenue, CP (BASF Corp. Project)

   4.35%, 12/6/2000                                                                          10,000,000               10,000,000

Louisiana Public Facilities Authority, HR, Refunding, VRDN

  Hospital Equipment Program 4.55%,

   Series A (LOC; Bank One Corp.)                                                             7,000,000  (a)           7,000,000

New Orleans Finance Authority, SFMR

   4.45%, Series A-2, 4/1/2001 (LOC; AIG Funding Inc.)                                        6,000,000                6,000,000

West Baton Rouge Parish Industrial District #3

  Industrial Revenue, VRDN

   (Dow Chemical Co. Project) 4.35%                                                           4,500,000  (a)           4,500,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--1.5%

Carroll County, Revenues, VRDN (Fairhaven and Copper)

  4.25%, Series B ( BPA; Branch Banking and Trust

   and Insured; Asset Guaranty)                                                               9,290,000  (a)           9,290,000

Maryland Community Development Administration

  Department of Housing and Community

  Development, Revenue, RAN

   (Residential) 4.70%, Series E, 6/14/2001                                                   4,000,000                4,000,000

MICHIGAN--3.8%

Birmingham Economic Development Corporation, LOR,VRDN

  (Brown St. Association Project):

      4.725% (LOC; Deutsche Bank)                                                             1,840,000  (a)           1,840,000

      4.775% (LOC; Deutsche Bank)                                                                40,000  (a)              40,000

Detroit Downtown Development Authority

  Revenue, Refunding,VRDN

   (Millender Center Project) 4.35% (LOC; HSBC Bank)                                          7,000,000  (a)           7,000,000

Michigan Hospital Finance Authority, Revenue, VRDN

  Hospital Equipment Loan Program:

      4.40%, Series B (LOC; Michigan National Bank)                                           7,500,000  (a)           7,500,000

      4.40%, Series B-3(LOC; Michigan National Bank)                                         10,000,000  (a)          10,000,000

Michigan Housing Development Authority:

  LOR, Refunding, VRDN

    (Harbortown Limited Dividend)

      4.475% (LOC; Deutsche Bank)                                                             1,000,000  (a)           1,000,000

   SFMR 4.45%, Series D, 12/1/2001

      (LOC; Trinity Funding Corp.)                                                            5,250,000                5,250,000

MINNESOTA--1.6%

City of Becker, PCR, Refunding, CP

  (Northern States Power Company)

   4.25%, Series A, 12/8/2000                                                                10,000,000               10,000,000

Cloquet, Industrial Facilities Revenue, VRDN

  (Potlatch Corp. Project)

   4.30%, Series C (LOC; Wachovia Bank and Trust Co.)                                         4,000,000  (a)           4,000,000

MISSISSIPPI--1.0%

Mississippi University Educational Building Corporation

  College and University Revenue

  VRDN (Campus Improvement Project)

   4.22% (Insured; MBIA and LOC; Amsouth Bank of Alabama)                                     8,500,000  (a)           8,500,000

MISSOURI--2.7%

Missouri Health and Educational Facilities Authority

  Educational Facilities Revenue, VRDN:

      (Drury College) 4.30% (LOC; Firstar Bank of Milwaukee)                                  5,000,000  (a)           5,000,000

      (St. Louis University) 4.25%, Series B (LOC; Bank of America)                           8,580,000  (a)           8,580,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Saint Charles County Industrial Development Authority

  Industrial Revenue, Refunding,VRDN
  (Country Club Apartments Project)

   4.14% (LOC; Lasalle National Bank)                                                        10,000,000  (a)          10,000,000

NEBRASKA--1.5%

Nebhelp Incorporated, College and University Revenue, VRDN

  (Mutiple Mode Student Loan)

  4.15%, Series A (Insured; MBIA and LOC;

   Student Loan Marketing Association)                                                       12,995,000  (a)          12,995,000

NEVADA--1.1%

Clark County, PCR, Refunding, VRDN

  (Southeren California Edison Co.):

      4.40%, Series A                                                                         4,100,000  (a)           4,100,000

      4.40%, Series B                                                                         5,300,000  (a)           5,300,000

NEW HAMPSHIRE--1.1%

New Hampshire Business Financing Authority, IDR, VRDN

  (Keeney Manufacturing Co. Project)

   4.25% (LOC; Fleet Bank)                                                                    6,700,000  (a)           6,700,000

Strafford County, TAN 4.45%, 12/29/2000                                                       2,500,000                2,500,091

NEW YORK--3.2%

Metropolitan Transportation Authority
  Transit Facilities Revenue, CP

   4.20%, Series 1, 12/8/2000 (LOC; ABN-Amro Bank)                                           20,000,000               20,000,000

City of New York, RAN 5%, 4/12/2001 Series A                                                  8,000,000                8,019,923

NORTH CAROLINA--.8%

Winston Salem, COP, VRDN
  (North Carolina Municipal Leasing Corp.)

   4.15% (LOC; Wachovia Bank and Trust Co.)                                                   6,700,000  (a)           6,700,000

OHIO--3.6%

Lorain County, Independent Living Facilities Revenue, VRDN

   (Elyria United Methodist Project)
   4.22% (LOC; Bank One Corp.)                                                                6,835,000  (a)           6,835,000

Ohio Higher Educational Facility, Revenue, CP
   (Case Western Reserve University)

   4.20%, 12/19/2000 (LOC; Bank One Corp.)                                                   10,000,000               10,000,000

Ohio Housing Finance Agency, Mortgage Revenue
   (Residential) 4.35%, Series C, 8/30/2001                                                  14,000,000               14,000,000

OREGON--.7%

Oregon, EDR, VRDN (Newsprint Company Project)

   4.35% (LOC; Toronto Dominion Bank)                                                         6,000,000  (a)           6,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--4.6%

Emmaus General Authority, Revenues,VRDN:

   4.15% (Insured; FSA and LOC; First Union National Bank)                                    8,000,000  (a)           8,000,000

   4.25%, Series D, (LOC; Goldman, Sacs and Co.)                                              4,200,000  (a)           4,200,000

Lancaster County Hospital Authority, Revenues, VRDN

  (Health Center Masconic Homes)

   4.15% ( Insured; AMBAC and LOC; PNC Bank)                                                 22,660,000  (a)          22,660,000

Quakertown General Authority, Revenues, VRDN

   Pooled Financing Program 4.05%, Series A (LOC; PNC Bank)                                   5,000,000  (a)           5,000,000

SOUTH CAROLINA--.8%

Educational Facilities Authority

  College and University Revenue, Refunding, VRDN

  (Presbyterian College) 4.20%

   (LOC; Wachovia Bank and Trust Co.)                                                         7,130,000  (a)           7,130,000

TENNESSEE--4.8%

Montgomery County Public Building Authority

  Pooled Financing Revenue, VRDN

   (Tennessee County Lane Pool) 4.20% (LOC; Bank of America)                                  6,975,000  (a)           6,975,000

Sevier County Public Building Authority, Local

  Government Public Improvement, Revenues, VRDN:

    4.15%, Series B-2

         (Insured; AMBAC and LOC; Krediet Bank)                                               3,285,000  (a)           3,285,000

      4.15%, Series II-C-1

         (Insured; AMBAC and LOC; Krediet Bank)                                               6,000,000  (a)           6,000,000

      4.15%, Series III-C-4

         (Insured; AMBAC and LOC; Krediet Bank)                                              10,000,000  (a)          10,000,000

Shelby County, Revenue, CP (Baptist Memorial Hospital)

   4.40%, 5/11/2001 (LOC; Bank of America)                                                    9,000,000                9,000,000

Shelby County Health, Educational and Housing Facility Board,

   HR, CP 4.45%, 4/27/2001 (LOC; Bank of America)                                             6,000,000                6,000,000

TEXAS--9.2%

Brazos River Authority, PCR, Refunding, VRDN

  (Texas Utility Electric Co.)

   4.25%, Series C (LOC; The Bank of New York)                                               10,000,000  (a)          10,000,000

Brazos River Harbor Naval District
   VRDN (Dow Chemical Co. Project):

      Brazoria County Revenue 4.35%                                                          11,400,000  (a)          11,400,000

      Harbor Revenue 4.35%                                                                   16,200,000  (a)          16,200,000

PanHandle-Plains Higher Education Authority Inc.

  Student Loan Revenue, VRDN

   4.20%, Series A (LOC; Student Loan Marketing Association)                                 13,000,000  (a)          13,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

City of San Antonio,Water Revenue, VRDN (Merlots)

   4.25%, Series VV (LOC; First Union National Bank)                                          6,000,000  (a)           6,000,000

State of Texas:

   CP 4.35%, Series A, 1/17/2001                                                              8,000,000                8,000,000

   TRAN 5.25%, 8/31/2001                                                                      5,000,000                5,034,966

State of Texas Public Finance Authority, Revenue, CP

   4.25%, Series A, 12/7/2000                                                                10,300,000               10,300,000

UTAH--2.5%

Intermountain Power Agency, Power Supply Revenue:

  4.22%, Series E, 3/15/2001

      (Insured; AMBAC and LOC; Landesbank Hessen)                                            10,000,000               10,000,000

   CP 4.50%, Series B-2, 1/24/2001

      (LOC: Bank of America and Bank of Nova Scotia)                                         11,400,000               11,400,000

VIRGINIA--4.3%

Henrico County Economic Development Authority

  Exempt Facilities Revenue, Refunding, VRDN

   (White Oak Limited Project) 4.25% (LOC; Citibank)                                         18,000,000  (a)          18,000,000

Hopewell Industrial Development Authority, RRR, VRDN

   (Hadson Power 13) 4.40%, Series A (LOC; Credit Suisse)                                     3,000,000  (a)           3,000,000

Richmond Industrial Development Authority, Industrial Revenue

  VRDN (Cogentrix of Richmond Project)

   4.50%, Series A (LOC; Banque Paribas)                                                     10,000,000  (a)          10,000,000

Virginia Public School Authority, School Equipment Financing

   Notes, Revenue 5%, 4/1/2001                                                                6,015,000                6,025,487

WASHINGTON--.8%

Washington Housing Finance Committtee, MFHR, VRDN

   (Holly Village Senior Living) 4.25%, Series A (LOC; FNMA)                                  6,600,000  (a)           6,600,000

WEST VIRGINIA--1.1%

West Virginia Hospital Finance Authority, Revenues, VRDN

  4.32%, Series A (LOC: Bank of America,

   Bank of Nova Scotia and Banque Paribas)                                                    9,600,000  (a)           9,600,000

WISCONSIN--1.5%

Green Bay Area Public School District, BAN 4.90%,
4/13/2001                                                                                     7,000,000                7,000,673

Wisconsin Health and Educational Facilities Authority

  Revenues, VRDN (Oakwood) 4.25%, Series B

   (LOC; Marshall and Ilsley Corp.)                                                           6,000,000  (a)           6,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.6%

Wyoming Community Development Authority, Housing Revenue

   3.60%, Series 4, 12/1/2000                                                                 5,090,000                5,090,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $871,064,632)                                                            100.7%              871,110,783

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (6,442,908)

NET ASSETS                                                                                       100.0%              864,667,875

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance

                       Corporation

BAN                 Bond Anticipation Notes

BPA                 Bond Purchase Agreement

COP                 Certificate of Participation

CP                  Commercial Paper

EDR                 Economic Development Revenue

EIR                 Environment Improvement

                       Revenue

FGIC                Financial Guaranty Insurance

                       Company

FHLM                Federal Home Loan Mortgage

FNMA                Federal National Mortgage

                       Association

FSA                 Financial Security Assurance

GO                  General Obligation

HR                  Hospital Revenue

IDB                 Industrial Development Board

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

MBIA                Municipal Bond Investors Assurance

                       Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

TAN                 Tax Anticipation Notes

TRAN                Tax Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 94.8

AAA/AA (b)                       AAA/AA (b)                      AAA/AA( b)                                        3.3

Not Rated( c)                    Not Rated (c)                   Not Rated (c)                                     1.9

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           871,064,632   871,110,783

Interest receivable                                                   6,909,560

                                                                    878,020,343
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           467,302

Cash overdraft due to Custodian                                       5,123,144

Payable for investment securities purchased                           7,700,799

Accrued expenses and other liabilities                                   61,223

                                                                     13,352,468
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      864,667,875
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     864,890,757

Accumulated net realized gain (loss) on investments                   (269,033)

Accumulated gross unrealized appreciation on investments                 46,151
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      864,667,875
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)       866,666,934

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,944,955

EXPENSES:

Management fee--Note 2(a)                                            2,091,208

Shareholder servicing costs--Note 2(b)                                 331,930

Custodian fees                                                          34,961

Directors' fees and expenses--Note 2(c)                                 30,484

Professional fees                                                       20,436

Registration fees                                                       13,233

Prospectus and shareholders' reports                                     9,802

Miscellaneous                                                            6,518

TOTAL EXPENSES                                                       2,538,572

INVESTMENT INCOME--NET                                              15,406,383
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  4,170

Net unrealized appreciation (depreciation) on investments               38,132

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  42,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,448,685

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2000           Year Ended

                                              (Unaudited)         May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,406,383           26,336,678

Net realized gain (loss) from investments           4,170                  430

Net unrealized appreciation (depreciation)
        of investments                              38,132                8,019

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    15,448,685          26,345,127
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (15,406,383)         (26,336,678)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 924,494,978       3,096,013,249

Dividends reinvested                            8,954,203          15,349,550

Cost of shares redeemed                     (898,677,707)      (3,182,644,847)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 34,771,474          (71,282,048)

TOTAL INCREASE (DECREASE) IN NET ASSETS       34,813,776          (71,273,599)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           829,854,099          901,127,698

END OF PERIOD                                 864,667,875          829,854,099

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                     Six Months Ended

                                    November 30, 2000                                         Year Ended May 31,
                                                                --------------------------------------------------------------------

                                           (Unaudited)          2000           1999           1998           1997             1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00          1.00           1.00           1.00           1.00             1.00

Investment Operations:

Investment income--net                            .018          .030           .027           .031           .029             .031

Distributions:

Dividends from investment
   income--net                                  (.018)        (.030)         (.027)         (.031)           (.029)         (.031)

Net asset value, end of period                    1.00          1.00           1.00           1.00             1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               3.71(a)          3.05           2.78           3.13             2.98          3.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .61(a)           .62            .63            .66            .65             .64

Ratio of net investment income
   to average net assets                       3.68(a)          3.00           2.73           3.08           2.94             3.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 864,668       829,854        901,128        903,717      1,024,649          950,598

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund
received    net    earn    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ings credits of $23,371 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $251,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005, $21,000 expires in fiscal 2006, $130,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $193,961 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $98,323 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                                                           For More Information

                        Dreyfus

                        Municipal Money Market Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  910SA0011